Exhibit 10. 2

Exhibit C to
Securities Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 19, 2007, is by and between Ener1, Inc., a Florida corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an “Investor” and, collectively, as the “Investors”.

The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), to issue and sell to each Investor named therein (A) shares (collectively, the “Shares”) of the Company’s Common, par value $.01 per share (the “Common Stock”), and (B) a Warrant in the form attached to the Securities Purchase Agreement (each, a “Warrant” and, collectively, the “Warrants”). The Warrants are exercisable into shares of Common Stock (the “Warrant Shares”) in accordance with their terms.

In order to induce each Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and under applicable state securities laws.

The Company and each Investor hereby agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the meanings specified:

“Commission Rules” means (i) the Securities Act, (ii) the rules and regulations promulgated by the Commission under the Securities Act and (iii) any publicly-available written or oral guidance, interpretations, comments, requirements or requests of the Commission staff.

“Effective Date” means the date on which the Registration Statement is declared effective by the Commission.

“Excluded Shares” has the meaning specified in Section 2(a) of this Agreement.

“Filing Deadline” means the forty-fifth (45th) calendar day following the Closing Date.

“Holder” means any person owning or having the right to acquire, through exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

“Registrable Securities” means, at any time, the Shares, the Warrant Shares (assuming full exercise of all Warrants that remain unexpired at such time) and any other shares of Common Stock (or other securities) issued or issuable pursuant to the terms of the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Shares or the Warrant Shares; provided, however, that any Shares or Warrant Shares that are sold to the public pursuant to an effective Registration Statement or Rule 144 shall thereafter not constitute Registrable Securities.

“Registration Deadline” means the ninetieth (90th) calendar day following the Closing Date; provided, however, that if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, “Registration Deadline” shall mean the one hundred thirty fifth (135th) calendar day following the Closing Date.

“Registration Period” has the meaning specified in Section 2(b) of this Agreement.

“Registration Statement” means a registration statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act (“Rule 415”) or any successor rule providing for the offering of securities on a continuous or delayed basis.

Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Securities Purchase Agreement.

All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. REGISTRATION.

(a) Filing of Registration Statement. On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement as a “shelf” registration statement under Rule 415 covering all or such portion of the Registrable Securities as permitted by Commission Rules (other than any Registrable Securities as to which a Holder notifies the Company should not be included in such Registration Statement). Such Registration Statement shall be on Form S-3 unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such Registration Statement shall be on such other form as is then available to the Company). Notwithstanding any other provision of this Agreement, if any Commission Rule sets forth a limitation on the number of Registrable Securities permitted to be registered on such Registration Statement, and unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement shall be reduced, such reduction to be applied, first, to Warrant Shares (on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders) and, second, to the Shares (on a pro rata basis based on the total number of unregistered Shares held by such Holders). The Warrant Shares and Shares that are excluded from such Registration Statement as a result of any such reduction are referred to herein as the “Excluded Shares”.

(b) Effectiveness. The Company shall use its reasonable efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission with respect to a Registration Statement, and shall submit to the Commission, within two (2) Business Days after the Company learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. By 9:30 a.m. (eastern time) on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company will maintain the effectiveness of each Registration Statement filed pursuant to this Agreement until the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to the Registration Statement or Rule 144, and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under Rule 144(k) under the Securities Act (“Rule 144(k)”) or any successor provision (the period beginning on the Registration Deadline and ending on the earliest to occur of clause (i) or (ii) above being referred to herein as the “Registration Period”) or until such later date as the Company shall determine in its sole and absolute discretion.

(c) Registration Default. Other than with respect to Excluded Securities, if any, or during an Allowed Delay (as defined below), if (i) the Registration Statement is not filed on or before the Filing Deadline or declared effective by the Commission on or before the Registration Deadline, (ii) after a Registration Statement has been declared effective by the Commission, sales of Registrable Securities (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k)) cannot be made by a Holder under a Registration Statement for any reason not within the exclusive control of such Holder or (iii) an amendment or supplement to a Registration Statement, or a new registration statement, required to be filed pursuant to the terms of Section 3(j), is not filed on or before the date required thereby (each of the foregoing clauses (i), (ii) and (iii) being referred to herein as a “Registration Default”), the Company shall, no later than two (2) Business Days following the last day of the month in which such Registration Default occurs, make a cash payment (pro rated for a partial month) to each Holder equal to one half percent (0.5%) of the Purchase Price paid by such Holder (such amount, the “Registration Default Payment Amount”). In addition to the foregoing payment, the Company shall, for each calendar month in which a Registration Default occurred and/or existed, make an additional cash payment to each Holder equal to the Registration Default Payment Amount (pro rated for a partial month), and such payment shall be due no later than two (2) Business Days following the last day of such calendar month. Notwithstanding the foregoing, the total amount of liquidated damages payable by the Company pursuant to this Section 2(c) shall be capped at an aggregate amount of six percent (6%) of the aggregate Purchase Price paid by all Holders. Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof, under any of the other Transaction Documents or otherwise.

(d) Allowed Delay. Notwithstanding anything contained herein to the contrary, the Company may suspend the use of a Registration Statement for resales of Registrable Securities for an aggregate of up to ninety (90) calendar days during any 12 month period without such suspension constituting a Registration Default (an “Allowed Delay”).

(e) Allocation of Registered Shares. The initial number of Shares and Warrant Shares included in any Registration Statement and each increase in the number thereof included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities then held by or issuable to such Holder as compared to the number of Registrable Securities then held by or issuable to all Holders (in each case, without regard to any limitation or restriction on (x) the issuance of such Registrable Securities or (y) the exercise of any Warrants). In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement and allocable to such Holder.

(f) Registration of Other Securities. During the period beginning on the date hereof and ending on the earlier to occur of (a) the Effective Date and (b) the one-year anniversary of the Closing Date, the Company shall refrain from filing any registration statement (other than (i) a Registration Statement filed hereunder or that otherwise includes the Registrable Securities, (ii) a registration statement on Form S-8 with respect to stock option plans and agreements and stock plans currently in effect or duly adopted by the Board of Directors and (iii) a registration statement on Form S-4 with respect to a merger or acquisition involving the issuance of Common Stock). In no event shall the Company include any securities other than Registrable Securities on any Registration Statement filed by the Company on behalf of the Holders pursuant to the terms hereof.

3. OBLIGATIONS OF THE COMPANY.

In addition to performing its obligations hereunder, including, without limitation, those pursuant to Section 2 above, the Company shall, with respect to each Registration Statement:

(a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder’s intended method of distribution;

(b) as soon as practicable following the Closing, take all steps necessary and otherwise use its best efforts to secure the listing or quotation on the Principal Market of all Registrable Securities and, at any Holder’s request, provide such Holder with reasonable evidence thereof;

(c) so long as a Registration Statement is effective covering the resale of Registrable Securities owned by a Holder, furnish to such Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder’s Registrable Securities;

(d) use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(e) notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(f) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;

(g) furnish to each Holder, on the date that such Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, signed by outside counsel to the Company and addressed to such Holder, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order;

(h) refrain, and cause it Subsidiaries and Affiliates to refrain, from identifying any Holder as an underwriter in any public disclosure or filing with the Commission or any trading market on which the Common Stock trades or is quoted without the prior written consent of such Holder, and the determination by the Commission that any Holder is deemed to be an underwriter shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document;

(i) permit counsel for each Holder to review such Registration Statement and all amendments and supplements thereto, within three Business Days prior to the filing thereof with the Commission; and

(j) subject to Commission Rules with respect to any Excluded Securities, if at any time during the Registration Period, the number of Registrable Securities available for resale under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall promptly amend such Registration Statement or file a new registration statement not later than the thirtieth (30th) day following notice from a Holder of the occurrence of such event (or such later date as may be permitted by Commission Rules with respect to Excluded Securities), so that such Registration Statement or such new registration statement, or both, covers no less than all of the Registrable Securities. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this Section 3(j) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable under the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(c) of this Agreement.

4. OBLIGATIONS OF EACH HOLDER.

In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

(a) within three (3) Business Days after receipt of written request from the Company, furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

(b) upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) of this Agreement, immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in such Section 3(e) or withdrawal of the stop order referred to in such Section 3(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

(c) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

(d) promptly notify the Company when it has sold all of the Registrable Securities beneficially owned by it; and

(e) notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; and immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

5. INDEMNIFICATION.

In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

(a) the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of Section 5(c) of this Agreement, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses (promptly as such expenses are incurred) by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon (i) any omission to state a material fact required to be stated therein or necessary to make statements therein not misleading that conforms in all material respects to written information furnished by such person expressly for use in such Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.

(b) each Holder who is named in such Registration Statement as a selling shareholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact stated therein or any omission to state a material fact required to be stated therein or necessary to make statements therein not misleading that conforms in all material respects to written information furnished by such person expressly for use in such Registration Statement. Subject to the provisions of Section 5(c) of this Agreement, such Holder will reimburse any reasonable legal or other expenses (promptly as such expenses are incurred) by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this Section 5(b) exceed the amount of the net proceeds resulting from the sale of Registrable Securities by such Holder under such Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such action or proceeding. The failure by an indemnified party to notify the indemnifying party within a reasonable time following the commencement of any action or proceeding of which the indemnified party is aware, to the extent materially prejudicial to such indemnifying party’s ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 with respect to such action or proceeding, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action or proceeding.

(d) In the event that the indemnity provided in Sections 5(a) or 5(b) is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder (or its respective officers, directors, employees, agents, representatives or controlling persons), may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of Registrable Securities under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 5(d).

(e) The obligations of the Company and each Holder under this Section 5 shall survive the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement.

6. REPORTS.

With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees that, during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date, it will:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) to the extent not publicly available through the Commission’s EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder’s compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

7. MISCELLANEOUS.

(a) Expenses of Registration. Except as otherwise provided in the Securities Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the letter described in Section 3(g) of this Agreement, shall be borne by the Company.

(b) Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least a majority of the Registrable Securities then held by all Holders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Notices. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Ener1, Inc. c/o Ener1 Group, Inc. 5 Penn Plaza 23rd Floor New York, New York 10001 Attn:Chief Executive Officer Tel:(212) 920-3500 Fax: (212) 920-3510
with a copy (which shall not constitute notice) to:

Mazzeo Song LLP
708 Third Avenue
19th Floor
New York, New York 10017
Tel: Fax:	(212) 599-0700 (212) 599-8400

and if to a Holder, to such address for such party as shall appear on Exhibit A to the Securities Purchase Agreement. Any party hereto may change its address for notice by sending notice in accordance with this Section 7(c).

(d) Assignment. Upon the transfer of any Registrable Securities by a Holder (pursuant to the transfer of a Warrant or otherwise), the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable law and the requirements of the Securities Purchase Agreement or the Warrants, as applicable.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

(f) Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(g) Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(h) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior agreements and understandings, whether written or oral, between or among the parties hereto.

(i) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

(j) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

ENER1, INC.

By:	_______________________________
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title:
[INVESTOR]
By:	_____________________
	By:	—
Name:
Title: